UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2022 (April 22, 2022)

Y-MABS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38650	47-4619612
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Park Avenue

Suite 3350

New York, New York 10169

(Address of principal executive offices) (Zip Code)

(646) 885-8505

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	YMAB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2022, Y-mAbs Therapeutics Inc. (the “Company”), announced certain executive management changes. Effective April 22, 2022, Dr. Claus Moller stepped down from his positions as Chief Executive Officer and as a member of the Company’s Board of Directors. There were no disagreements with the Company expressed by Dr. Møller on any matter relating the Company’s operations, policies or practices.

The Company wants to thank Dr. Møller for his service and many accomplishments during his tenure as Company’s Chief Executive Officer and wishes him the very best.

In addition, on April 22, 2022, the Company’s Board of Directors appointed Thomas Gad, the Company’s Founder, Chairman, President and Head of Business Development & Strategy, to act as its Interim Chief Executive Officer effective immediately. At the same time, Mr. Gad stepped down as Chairman of the Board of Directors and the Company’s Board of Directors appointed Dr. James I. Healy as its new Chairman effective immediately.

Item 8.01 Other Events

On April 27, the Company announced certain unaudited preliminary financial results based on management’s initial review of the Company’s results as of and for the quarter ended March 31, 2022. Such unauditd preliminary financial results are subject to revision based upon the Company’s quarter-end closing procedures and the completion of the review by the Company’s external auditors of the Company’s quarter-end financial statements for the quarter ended March 31, 2022.

A copy of the Company’s Press Release announcing these management changes and containing such preliminary financial results is included as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 27, 2022, announcing certain management changes and containing certain preliminary financial results for the quarter ended March 31, 2022.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Y-MABS THERAPEUTICS, INC.

Date: April 27, 2022	By:	/s/ Thomas Gad
Thomas Gad
Founder, Chairman, President, Interim Chief Executive Officer and Head of Business Development & Strategy